Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE PREFERRED INCOME FUND

To the Shareholders of Flaherty & Crumrine Preferred Income Fund:

Your Fund continues to benefit from strong markets, active management, and efficient use of leverage. During the third fiscal quarter1, total return on net asset value2 was +7.6%. Since the fiscal year began on December 1, 2011, total return on NAV was an eye-popping +21.9%. Total return based on market price of Fund shares for the comparable periods was +11.8% and +18.9% respectively.

Conditions in the preferred market have been, and remain, positive. Redemptions of securities have significantly outpaced new issues, leaving many investors scrambling to find replacements. In addition, it appears that fixed-income investors are increasingly turning to preferred securities, attracted to relatively high yields.

Since June 1, redemptions of preferred securities totaled roughly $44 billion. Redemptions of trust preferred securities issued by U.S. banks accounted for almost $34 billion. As discussed in the past, over the coming years certain important regulatory benefits of trust preferreds available to banks will be phased out as a result of Dodd-Frank reform legislation. Changes in regulatory treatment of preferred securities and historically low current interest rates made many older issues ripe for redemption.

New issue activity has been robust, but the amount of new issuance, almost $29 billion since June 1, has fallen well short of redemptions. Of this amount, only $6.5 billion was issued by U.S. banks in the new form of qualifying Tier 1 capital. This is largely as expected—most banks have chosen to build up capital by retaining earnings and issuing common stock. The balance of new issues came from a variety of industries, including insurance ($3.6b), other finance ($5.5b), REIT ($5.7b), foreign banks ($2.0b) and miscellaneous industrials and energy ($5.7b).

Fundamental credit quality has improved steadily since the financial crisis, despite sluggish economic growth. As preferred investors, we focus primarily on an issuer’s balance sheet to ensure the company’s ability to meet its obligations. From our perspective, corporate balance sheets are healthier now than at any time in recent memory. Of course, not all companies are thriving. The ongoing European crisis has strained issuers in that region. However, our approach of owning preferred securities issued by strong, diversified European companies paid off recently—this segment of the portfolio (13% as of August 31st) was the Fund’s top performer during the quarter.

Leverage is an essential component of Fund strategy. We expect the cost of leverage to be below the yield on the Fund’s investment portfolio, providing a boost to income available to shareholders. In addition, leverage magnifies the principal change of securities in the portfolio. With leverage, if total return (the sum of income plus principal change) on portfolio holdings is positive (negative), total return on net asset value of the Fund will be even higher (lower) than an unleveraged portfolio. The Fund’s leverage has worked exactly as expected and helped produce this year’s excellent returns.

While we welcome strong performance for the Fund, shareholders should understand that the decline in preferred securities’ yields in the years since the financial crisis, if they persist, will put downward pressure on Fund income over time. The Fund continues to have holdings in bank trust preferred securities that will

[1]	June 1, 2012—August 31, 2012
[2]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.

likely be redeemed (approximately 7.7% of its total net assets as of August 31, 2012) and which have a weighted average current yield of approximately 8.10% as of August 31, 2012. New issue preferred securities have been coming at yields in the range of 5.20-6.25%. We are working hard to reinvest proceeds from called issues into attractive securities, but in most cases, yields on those securities are lower than the called securities.

On the flip side, the Fund’s cost of leverage has remained low, as the Federal Reserve has increased its monetary accommodation. In addition, the Fund increased its dollar amount of leverage as preferred securities’ values increased while its percentage amount of leverage remained at around 33% as of August 31, 2012. Both have helped support the Fund’s distributable income per common share. However, leverage costs cannot drop much further. At some point, the lower yield on preferred securities—again, if they persist—will reduce Fund income. While the distribution rate probably will be lower at some point in the future, we believe preferred securities offer attractive total return potential and the Fund will continue to offer a competitive distribution rate.

As always, we encourage you to visit the Fund’s website www.preferredincome.com for a more in-depth discussion of conditions in both preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

October 5, 2012

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2012 (Unaudited)

Fund Statistics

Net Asset Value	$13.10

Market Price	$15.21

Premium	16.11%

Yield on Market Price	7.34%

Common Stock Shares Outstanding	10,902,214

Moody’s Ratings	% of Net Assets†

A	0.4%

BBB	63.1%

BB	29.4%

Below “BB”	3.4%

Not Rated*	2.1%

Below Investment Grade**	20.0%

*	Does not include net other assets and liabilities of 1.6%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Banco Santander, S.A.	4.6%

HSBC PLC	4.2%

MetLife	4.0%

Liberty Mutual Group	3.9%

Capital One Financial	3.7%

Goldman Sachs Group	3.6%

PNC Financial Services	3.6%

XL Group PLC	2.8%

Enbridge Energy Partners	2.6%

Axis Capital	2.6%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	44%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	28%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 87.5%
	Banking — 35.9%
	Astoria Financial:
$2,750,000	Astoria Financial: Astoria Capital Trust I, 9.75% 11/01/29, Series B	$2,853,345	(1)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$1,500,000	BBVA International Preferred, 5.919%	995,528	**(1)(3)
	Banco Santander, S.A.:
355,000	Banco Santander, 10.50% Pfd., Series 10	9,718,125	**(1)(3)
	Bank of America:
132,472	Bank of America Corporation, 8.625% Pfd.	3,415,300	*
2,500	Countrywide Capital IV, 6.75% Pfd. 04/01/33	62,629
30,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	752,175
$580,000	NB Capital Trust II, 7.83% 12/15/26	583,625
	Barclays Bank PLC:
$3,250,000	Barclays Bank PLC, 6.278%	2,752,344	**(1)(2)(3)
3,700	Barclays Bank PLC, 7.75% Pfd., Series 4	93,499	**(3)
72,500	Barclays Bank PLC, 8.125% Pfd., Series 5	1,853,825	**(1)(3)
	BB&T Corp:
104,165	BB&T Corporation, 5.625% Pfd., Series E	2,668,707	*(1)(2)
	BNP Paribas:
$1,750,000	BNP Paribas, 7.195%, 144A****	1,605,625	**(1)(2)(3)
	Capital One Financial:
$4,750,000	Capital One Capital III, 7.686% 08/15/36	4,815,312	(1)(2)
$500,000	Capital One Capital V, 10.25% 08/15/39	517,500	(1)
$2,500,000	Capital One Capital VI, 8.875% 05/15/40	2,570,643	(1)
	Citigroup:
15,000	Citigroup Capital VII, 7.125% Pfd. 07/31/31	378,750
62,300	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	1,719,094	(1)(2)
	Colonial BancGroup:
$5,210,000	Colonial BancGroup, 7.114%, 144A****	10,420	(4)(5)††
	FBOP Corp:
9,000	FBOP Corporation, Adj. Rate Pfd., 144A****	4,500	*(4)(5)†
	Fifth Third Bancorp:
$750,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	752,813
	First Horizon:
3,575	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	2,584,055	*(1)
$500,000	First Tennessee Capital II, 6.30% 04/15/34, Series B	477,500
1	FT Real Estate Securities Company, 9.50% Pfd., 144A****	955,000
	First Niagara Financial Group:
112,500	First Niagara Financial Group, Inc., 8.625% Pfd.	3,359,419	*

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	First Republic Bank:
10,050	First Republic Bank, 6.70% Pfd.	$274,983	*
	Goldman Sachs Group:
$1,420,000	Goldman Sachs, Capital I, 6.345% 02/15/34	1,415,479	(1)(2)
	HSBC PLC:
$1,000,000	HSBC Capital Funding LP, 10.176%, 144A****	1,350,000	(3)
132,900	HSBC Holdings PLC, 8.00% Pfd., Series 2	3,692,161	**(1)(3)
$130,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	131,950
$145,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	146,535	(1)
110,350	HSBC USA, Inc., 6.50% Pfd., Series H	2,840,685	*(1)
	ING Groep NV:
8,900	ING Groep NV, 7.20% Pfd.	221,267	**(3)
23,000	ING Groep NV, 7.375% Pfd.	574,770	**(3)
	JPMorgan Chase:
$1,684,000	JPMorgan Chase & Company, 7.90%, Series 1	1,890,462	*
	KeyCorp:
1,000	KeyCorp, 7.75% Pfd., Series A	117,750	*
	Lloyds Banking Group PLC:
$550,000	Lloyds Banking Group PLC, 6.657%, 144A****	413,875	**(3)
	M&T Bank Corp:
150	M&T Bank Corporation, 5.00% Pfd., Series C	151,875	*
	Morgan Stanley:
25,000	Morgan Stanley Capital Trust VI, 6.60% Pfd. 02/01/46	627,062
	PNC Financial Services:
19,995	PNC Financial Services, 6.125% Pfd., Series P	554,711	*(1)
200,000	PNC Financial Services, 9.875% Pfd., Series L	5,330,500	*(1)
$1,750,000	PNC Preferred Funding Trust III, 8.70%, 144A****	1,785,210	(1)(2)
	Sovereign Bancorp:
1,750	Sovereign REIT, 12.00% Pfd., Series A, 144A****	1,957,578
	Wells Fargo:
$1,500,000	First Union Capital II, 7.95% 11/15/29	1,690,807	(1)(2)
1,750	Wells Fargo & Company, 7.50% Pfd., Series L	2,091,687	*(1)
15,000	Wells Fargo & Company, 8.00% Pfd., Series J	449,888	*
	Zions Bancorporation:
93,000	Zions Bancorporation, 7.90% Pfd., Series F	2,550,990	*
30,000	Zions Bancorporation, 9.50% Pfd., Series C	789,900	*

		76,549,858

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 0.8%
	Credit Suisse Group:
$1,000,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	$1,051,250	(3)
	HSBC PLC:
30,000	HSBC Finance Corporation, 6.36% Pfd., Series B	753,075	*(1)

		1,804,325

	Insurance — 22.1%
	Ace Ltd.:
$975,000	Ace Capital Trust II, 9.70% 04/01/30	1,394,250	(1)(2)(3)
	Aon Corporation:
$300,000	AON Corp, 8.205% 01/01/27	365,043	(1)(2)
	Arch Capital Group:
88,950	Arch Capital Group, Ltd., 6.75% Pfd., Series C	2,446,347	**(1)(2)(3)
	AXA SA:
$3,500,000	AXA SA, 6.379%, 144A****	3,014,375	**(1)(2)(3)
	Axis Capital:
200,000	Axis Capital Holdings, 6.875% Pfd., Series C	5,506,260	**(1)(2)(3)
	Delphi Financial:
90,600	Delphi Financial Group, 7.376% Pfd. 05/15/37	2,253,675	(1)(2)
	Everest Re Group:
$4,000,000	Everest Re Holdings, 6.60% 05/15/37	4,020,000	(1)(2)
	Liberty Mutual Group:
$4,100,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	5,791,250	(1)(2)
	Lincoln National Corp:
$190,000	Lincoln National Corporation, 7.00% 05/17/66	190,950
	MetLife:
$2,496,000	MetLife, Inc., 10.75% 08/01/39	3,662,880	(1)(2)
$279,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	327,825	(1)(2)
$3,635,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	4,652,800	(1)(2)
	PartnerRe Ltd.:
36,010	PartnerRe Ltd., 7.250% Pfd., Series E	1,003,959	**(1)(3)
	Principal Financial:
14,000	Principal Financial Group, 5.563% Pfd., Series A	1,363,688	*(1)
84,609	Principal Financial Group, 6.518% Pfd., Series B	2,310,883	*(1)
	StanCorp Financial Group:
$2,025,000	StanCorp Financial Group, 6.90% 06/01/67	1,964,250	(1)(2)
	The Travelers Companies:
$750,000	USF&G Capital, 8.312% 07/01/46, 144A****	935,912	(1)(2)
	XL Group PLC:
$6,440,000	XL Capital Ltd., 6.50%, Series E	5,900,650	(1)(3)

		47,104,997

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 18.8%
	Alabama Power:
10,350	Alabama Power Company, 6.45% Pfd.	$301,444	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,019,375	*(1)
2,400	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	245,625	*
	Commonwealth Edison:
$2,953,000	COMED Financing III, 6.35% 03/15/33	2,982,530	(1)
	Constellation Energy:
15,000	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	400,350
	Dominion Resources:
$250,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	253,724
$3,500,000	Dominion Resources, Inc., 7.50% 06/30/66	3,787,522	(1)(2)
	Energy Future Competitive Holdings Corp:
$686,000	TXU Electric Capital V, 8.175% 01/30/37	171,500	(4)
	Entergy Arkansas:
40,000	Entergy Arkansas, Inc., 6.45% Pfd.	1,026,252	*(1)
	Entergy Louisiana:
30,000	Entergy Louisiana, Inc., 6.95% Pfd.	3,003,750	*(1)
	Georgia Power:
25,000	Georgia Power Company, 6.50% Pfd., Series 2007A	2,825,000	*(1)
	Indianapolis Power & Light:
26,000	Indianapolis Power & Light Company, 5.65% Pfd.	2,647,939	*
	Interstate Power & Light:
181,208	Interstate Power & Light Company, 8.375% Pfd., Series B	4,994,545	*(1)
	Nextera Energy:
$3,400,000	FPL Group Capital, Inc., 6.65% 06/15/67	3,611,939	(1)(2)
	Peco Energy:
$500,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	518,184	(1)(2)
	PPL Corp:
$2,500,000	PPL Capital Funding, 6.70% 03/30/67, Series A	2,568,128	(1)
	Puget Energy:
$3,800,000	Puget Sound Energy, Inc., 6.974% 06/01/67	4,052,400	(1)(2)
	Puget Energy:
47,392	Scana Corporation, 7.70% Pfd. 01/30/65	1,353,989	(1)(2)
	Southern California Edison:
13,600	Southern California Edison, 6.00% Pfd., Series C	1,373,600	*(1)
22,410	Southern California Edison, 6.50% Pfd., Series D	2,390,168	*(1)
	Virginia Electric & Power:
3,000	Virginia Electric & Power Company, $6.98 Pfd.	301,969	*

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Wisconsin Public Service:
3,700	Wisconsin Public Service Corporation, 6.88% Pfd.	$376,360	*

		40,206,293

	Energy — 6.5%
	Enbridge Energy Partners:
$5,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	5,593,370	(1)
	Enterprise Products Partners:
$4,500,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	5,044,235	(1)(2)
	Kinder Morgan:
3,500	Kinder Morgan GP, Inc., 8.33% Pfd., 144A****	3,172,094	*

		13,809,699

	Real Estate Investment Trust (REIT) — 0.1%
	PS Business Parks:
3,600	PS Business Parks, Inc., 6.70% Pfd., Series P	92,138
7,500	PS Business Parks, Inc., 6.875% Pfd., Series R	204,000

		296,138

	Miscellaneous Industries — 3.3%
	Ocean Spray Cranberries:
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	3,340,287	*
	Stanley Black & Decker:
74,354	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	1,951,792	(1)
	Textron, Inc.:
$2,125,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	1,774,375

		7,066,454

	Total Preferred Securities (Cost $176,169,763)	186,837,764

Corporate Debt Securities — 10.7%
	Banking — 5.5%
	Goldman Sachs Group:
$6,010,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	6,276,706	(1)(2)
	Morgan Stanley:
$2,580,000	Morgan Stanley, 6.375% 07/24/42	2,622,469

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Banking — (Continued)
	Regions Financial:
$2,710,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	$2,831,950

		11,731,125

	Financial Services — 0.3%
	Affiliated Managers Group:
20,825	Affiliated Managers Group, Inc., 6.375% 08/15/42	532,339
	Raymond James Financial:
6,500	Raymond James Financial, 6.90% 03/15/42	178,890

		711,229

	Insurance — 2.3%
	Liberty Mutual Group:
$2,500,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	2,618,888	(1)(2)
	Unum Group:
$2,000,000	UnumProvident Corporation, 7.25% 03/15/28	2,241,118	(1)(2)

		4,860,006

	Utilities — 1.6%
	Energy Transfer Equity:
$2,700,000	Southern Union Company, 8.25% 11/15/29	3,398,976	(1)(2)

		3,398,976

	Energy — 1.0%
	Nexen, Inc.:
79,305	Nexen, Inc., 7.35% 11/01/43	2,033,499	(3)

		2,033,499

	Total Corporate Debt Securities (Cost $19,847,441)	22,734,835

Common Stock — 0.2%
	Banking — 0.1%
	CIT Group:
3,620	CIT Group, Inc.	136,691	*†

		136,691

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Common Stock — (Continued)
	Insurance — 0.0%
	WMI Holdings Corporation:
19,801	WMI Holdings Corporation, 144A****	$9,504	*†

		9,504

	Utilities — 0.1%
	Exelon Corp:
9,380	Exelon Corporation	342,089	*

		342,089

	Total Common Stock (Cost $1,728,325)	488,284

Money Market Fund — 0.2%
	BlackRock Liquidity Funds:
529,086	T-Fund	529,086

	Total Money Market Fund (Cost $529,086)	529,086

Total Investments (Cost $198,274,615***)	98.6%		210,589,969

Other Assets And Liabilities (Net)	1.4%		2,892,479

Total Managed Assets	100.0%	‡	$213,482,448

Loan Principal Balance			(70,700,000)

Total Net Assets Available To Common Stock			$142,782,448

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2012, these securities amounted to $37,633,308 or 17.6% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $138,085,552 at August 31, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $69,245,777 at August 31, 2012.
(3)	Foreign Issuer.

Flaherty & Crumrine Preferred Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

(4)	Illiquid.
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Preferred Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2011 through August 31, 2012 (Unaudited)

Value
OPERATIONS:
Net investment income	$9,416,581
Net realized gain/(loss) on investments sold during the period	(1,476,007)
Change in net unrealized appreciation/depreciation of investments	19,515,497

Net increase in net assets resulting from operations	27,456,071

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(9,613,389)

Total Distributions to Common Stock Shareholders	(9,613,389)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	844,599

Net increase in net assets available to Common Stock resulting from Fund share transactions	844,599

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$18,687,281

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$124,095,167
Net increase in net assets during the period	18,687,281

End of period	$142,782,448

(1)

These tables summarize the nine months ended August 31, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2011 through August 31, 2012 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$11.45

INVESTMENT OPERATIONS:
Net investment income	0.87
Net realized and unrealized gain/(loss) on investments.	1.66

Total from investment operations	2.53

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.88)

Total distributions to Common Stock Shareholders	(0.88)

Net asset value, end of period	$13.10

Market value, end of period	$15.21

Common Stock shares outstanding, end of period	10,902,214

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	9.31	%*
Operating expenses including interest expense.	2.06	%*
Operating expenses excluding interest expense	1.42	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	26	%**
Total managed assets, end of period (in 000’s)	$213,482
Ratio of operating expenses including interest expense to total managed assets	1.36	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.94	%*

(1)

These tables summarize the nine months ended August 31, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

*	Annualized.
**	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Preferred Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 30, 2011	$0.1400	$11.56	$14.14	$13.43
January 31, 2012	0.0930	12.10	14.90	14.16
February 29, 2012	0.0930	12.42	15.60	14.82
March 30, 2012	0.0930	12.43	14.22	13.51
April 30, 2012	0.0930	12.53	14.43	13.71
May 31, 2012	0.0930	12.42	13.88	13.19
June 29, 2012	0.0930	12.57	14.20	13.49
July 31, 2012	0.0930	12.94	14.59	13.86
August 31, 2012	0.0930	13.10	15.21	14.45

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2012, the aggregate cost of securities for federal income tax purposes was $197,896,291, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $28,802,423 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $16,108,745.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2012 is as follows:

	Total Value at August 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$76,549,858	$58,119,586	$18,415,352	$14,920
Financial Services	1,804,325	753,075	1,051,250	—
Insurance	47,104,997	31,793,804	15,311,193	—
Utilities	40,206,293	16,716,473	23,489,820	—
Energy	13,809,699	10,637,605	3,172,094	—
Real Estate Investment Trust (REIT)	296,138	296,138	—	—
Miscellaneous Industries	7,066,454	1,951,792	5,114,662	—
Corporate Debt Securities	22,734,835	11,643,903	11,090,932	—
Common Stock
Banking	136,691	136,691	—	—
Insurance	9,504	9,504	—	—
Utilities	342,089	342,089	—	—
Money Market Fund	529,086	529,086	—	—

Total Investments	$210,589,969	$132,929,746	$77,645,303	$14,920

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $5,652,651 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Preferred Securities
	Total Investments	Banking	Financial Services
Balance as of 11/30/11	$161,245	$160,800	$445
Accrued discounts/premiums.	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	(145,880)	(145,880)	—
Purchases	—	—	—
Sales.	(445)	—	(445)
Transfer in	—	—	—
Transfer out	—	—	—
Balance as of 08/31/12	$14,920	$14,920	$—

For the nine months ended August 31, 2012, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(145,880).

Flaherty & Crumrine Preferred Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 8/31/12	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$14,920	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.20%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer, Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer, Vice President and Secretary

Bradford S. Stone

Vice President and Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Questions concerning your shares of Flaherty & Crumrine Preferred Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent —

BNY Mellon Investment Servicing

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly Report

August 31, 2012

www.preferredincome.com